SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                         ______________

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of report (Date of earliest event reported):  May 25, 2001

                           SWANK, INC.
     (Exact Name of Registrant as Specified in its Charter)


Delaware                  1-5354                     04-1886990
(State or Other    (Commission File Number)    (I.R.S. Employer
Jurisdiction                                   Identification No.)
of Incorporation)


         6 Hazel Street
     Attleboro,Massachusetts                       02703
(Address of Principal Executive Offices)          (Zip Code)


(Registrant's telephone number, including area code):(508)222-3400



                       Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events.

      Swank, Inc. (the "Company") issued a press release on May 25, 2001 to the effect that it has been advised by the Nasdaq Stock Market that, effective at the opening of business on May 25, 2001, the Company's shares of Common Stock would no longer be listed on the Nasdaq SmallCap Market. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as
Exhibit 99.

Item 7.   Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit No.    Description

           99       Press Release of the Company dated May 25, 2001
 .



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 29, 2001        SWANK, INC.


                             By:  /s/ Jerold R. Kassner
                                 Jerold R. Kassner,
                                 Senior Vice President


				EXHIBIT INDEX


     Exhibit No.    Description

        99          Press Release of the Company dated May 25, 2001.